UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 17, 2003
                        (Date of earliest event reported)




                            Fauquier Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

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
                 Virginia                               2-25805                         54-1288193
     (State or other jurisdiction of                  (Commission                    (I.R.S. Employer
      incorporation or organization)                 File Number)                   Identification No.)

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                              10 Courthouse Square
                            Warrenton, Virginia 20186
                                 (540) 347-2700
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits
         Exhibit
            99      Fauquier Bankshares, Inc. press release dated July 17, 2003

Item 9.           Regulation FD Disclosure

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NO. 33-8216. On July 17, 2003, Fauquier Bankshares, Inc. ("Bankshares") issued a press release commenting on second quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FAUQUIER BANKSHARES, INC.
                                                   Registrant

                                                /s/  Eric P. Graap
                                                --------------------------------
                                                Senior Vice President and Chief
                                                Financial Officer
Date: July 17, 2003


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                                 EXHIBIT INDEX



Exhibit Number       Exhibit Description
--------------       -------------------

       99            Fauquier Bankshares, Inc. press release dated July 17, 2003